UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2005

HILB ROGAL & HOBBS COMPANY

(Exact name of registrant as specified in its charter)

Virginia	0-15981	54-1194795
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4951 Lake Brook Drive, Suite 500 Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 747-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On November 29, 2005, the Board of Directors accepted Timothy J. Korman’s offer to resign as a director of Hilb Rogal & Hobbs Company (the “Company”), effective as of that date. Mr. Korman tendered his offer to resign in response to corporate governance trends favoring a reduction in the number of employee directors. Mr. Korman, 53, had been a director of the Company since 1999 and will continue to serve as Executive Vice President, Finance and Administration of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILB ROGAL & HOBBS COMPANY
(Registrant)

Dated:	December 1, 2005

By:	/s/ A. BRENT KING
A. Brent King
Vice President, General Counsel and Assistant Secretary